                           Baker, Fentress & Company

                         1999 Annual Report Supplement

   Financial and Other Information Relating to John A. Levin & Co., Inc. and
                               Related Companies

                                 March 13, 2000

                            SPECIAL NOTE REGARDING
                          FORWARD-LOOKING STATEMENTS
-------------------------------------------------------------------------------

  Some of the statements we have made in this document under the sections entitled "Business" and "Risk Factors" constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are based on our current expectations and are susceptible to a number of risks, uncertainties and other factors, and our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include the following: competition; the existence or absence of adverse publicity; changes in business strategy; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; availability of qualified personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings; and other risks and uncertainties referred to in this document and in our other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond our control. We will not undertake and specifically decline any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

                                  BACKGROUND
-------------------------------------------------------------------------------

  On January 7, 2000, Baker, Fentress & Company ("BKF") made a final distribution of $12.30 per share under a plan of distribution of assets that was approved by shareholders on August 19, 1999. This distribution completed BKF's transformation into an operating company. BKF's business now operates primarily through its wholly-owned subsidiary, John A. Levin & Co., Inc., which we will refer to, together with its related companies excluding BKF, as "Levco." In conjunction with this distribution of assets, BKF has applied for, but not yet received, an order from the Securities and Exchange Commission declaring that it has ceased to be an investment company. Until this order is received, and we cannot predict when this order will be entered, BKF will not be eligible to file annual and quarterly reports on the forms typically used by public operating companies. For this reason, BKF's 1999 annual report was filed in the format used by investment companies and did not contain detailed information regarding Levco. To provide investors with further information regarding BKF's primary asset, we are distributing this supplement to the annual report, containing audited financial information relating to Levco, unaudited pro forma financial information for Levco and BKF, a description of Levco's business and related risk factors, and a discussion and analysis of Levco's financial results.

                                   BUSINESS
-------------------------------------------------------------------------------

Introduction

  Levco is an asset management business acquired by BKF in June 1996. As part of the acquisition, BKF formed Levin Management Co., Inc. to provide administrative and management services to John A. Levin & Co., Inc. and its related companies. BKF owns 100% of Levin Management, which owns 100% of John
A. Levin & Co. John A. Levin & Co. owns 100% of Levco GP, Inc., which is the general partner of several investment partnerships managed by Levco, which we refer to as the "Levco Partnerships", and LEVCO Securities, Inc., a registered broker-dealer.

  Levco is a registered investment adviser that specializes in managing equity portfolios for institutional and individual investors primarily in the United States. Most accounts are managed pursuant to a large cap value strategy; Levco also offers an event-driven, risk arbitrage product and other more specialized investment programs.

  Through its wholly-owned subsidiary, Levco GP, Levco acts as the general partner of a number of private investment partnerships, and Levco serves directly as an adviser to private investment vehicles organized outside the United States. For managing these vehicles, Levco and Levco GP are entitled to receive both a fixed management fee based on a percentage of the assets and a share of net profits.

  Since July 1996, Levco has participated in the Merrill Lynch Consults program. In February 1999, Levco began participating in the Salomon Smith Barney Fiduciary Services program. In these wrap fee programs, clients pay the sponsoring broker an asset-based fee that covers brokerage commissions, advisory services, custodial fees and other reporting and administrative services. Investors are able to select Levco from among a limited number of managers participating in the program, and Levco receives a portion of the wrap fee paid by the clients who select Levco to manage their accounts through the program.

  LEVCO Securities, Inc., a wholly-owned subsidiary of Levco, is a registered broker-dealer that clears through Correspondent Services Corporation, a PaineWebber company, on a fully-disclosed basis. Generally, Levco Securities' clients are advisory clients of Levco, and the trades executed through it are generally placed by Levco in its capacity as investment adviser.

                          ---------------------------
                           Baker, Fentress & Company
                          ---------------------------
                                       |
                          ---------------------------
                           Levin Management Co., Inc.
                          ---------------------------
                                       |
                          ---------------------------
                           John A. Levin & Co., Inc.
                          ---------------------------
                                       |
                          ---------------------------
                          |                         |
                   ----------------     ------------------------
                    Levco GP, Inc.       LEVCO Securities, Inc.
                   ----------------     ------------------------

Clients

  Levco's investment advisory business includes services provided to institutional and individual accounts, wrap fee accounts, partnership accounts and subadvisory accounts. As of December 31, 1999, assets under management were approximately $8.4 billion.

                               Types of Clients

Institutional         44%
Partnerships           1%
Investment Companies   7%
Arbitrage              8%
Wrap                  17%
Individual            23%

                  Total Assets Under Management--All Clients:
                                $8,444 million
                Data as of 12/31/99. Numbers have been rounded.

  Institutional and Individual Accounts. As of December 31, 1999, institutional accounts represented 44% of Levco's total assets under management, with a total market value of $3.75 billion. Currently, Levco serves as investment adviser to more than 130 separate institutional accounts. The average institutional account value at December 31, 1999 was approximately $28 million.

  Levco also manages accounts for individuals, which comprised approximately 23% of Levco's total assets under management as of December 31, 1999, with a total market value of $1.9 billion. As of December 31, 1999, Levco's individual client base represented more than 480 accounts, the average value of which was approximately $4 million.

  As of December 31, 1999, investment companies represented 7% of Levco's total assets under management, with a total market value of $611 million. Currently, Levco serves as investment adviser or subadviser to four investment companies: Levco Equity Value Fund, Vanguard Equity Income Fund, MainStay Research Value Fund and the Large Company Stock Value Fund in the Charter Funds(SM) Series of the CIGNA Funds Group.

  Wrap Fee Accounts. With approximately $1.45 billion of managed assets as of December 31, 1999, wrap fee accounts represented 17% of Levco's total assets under management. As of December 31, 1999, Levco had approximately 6,500 wrap fee accounts, the average value of which was approximately $222,000.

  Arbitrage Accounts. As of December 31, 1999, arbitrage accounts and partnerships represented 8% of Levco's total assets under management, with a total market value of $642 million.

  Levco Partnerships. As of December 31, 1999, the Levco Partnerships represented approximately 1% of Levco's total assets under management, with a total market value of $101 million (excluding the arbitrage partnership).

  The table below shows the assets under management of Levco at the dates indicated:

                            ASSETS UNDER MANAGEMENT
                                 (IN MILLIONS)

                                               At December 31,
                                  --------------------------------------------
                                   1999      1998   1997   1996   1995   1994
                                  ------    ------ ------ ------ ------ ------
Advisory Accounts
Institutional and Individual
 Accounts........................ $6,252    $6,569 $6,220 $5,627 $5,037 $3,505
BKF Assets Managed by Levco......     --(a)    505    491    470     --     --
Levco Partnerships...............    101       127    158    224    221    190
Arbitrage Accounts...............    642       355    139    123    129    120
Wrap Fee Accounts................  1,450       757    351     45      0      0
                                  ------    ------ ------ ------ ------ ------
TOTAL............................ $8,444    $8,313 $7,359 $6,489 $5,387 $3,815
                                  ======    ====== ====== ====== ====== ======

(a) The BKF portfolio managed by Levco was liquidated during the period between August 19, 1999 and December 31, 1999.

  Levco's assets under management have increased over each of the periods indicated. This growth has been generated by maintaining a relatively stable client base, attracting new clients, and entering the wrap fee business, as well as through market appreciation of assets under management. Levco's wrap fee business has attracted net "new business" in each year since its inception in 1996--meaning that the assets under management of new clients and additional contributions of assets by existing clients have exceeded withdrawals of assets by clients. In 1997 and 1998, Levco's institutional and individual separate account business grew overall, although the level of redemptions from separate account clients was higher than the amount of new assets Levco obtained. In these years, increases in assets from market appreciation more than offset the net withdrawals. In 1999, the separate account business experienced a decline, as increases in assets from market appreciation could not fully offset net withdrawals.

PORTFOLIO PERFORMANCE INFORMATION

  Success in the investment management industry depends in large part on performance. Shown below is historical information relating to the performance of accounts managed by Levco in its large cap value style as compared to the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index (which include the 1,000 largest U.S. companies based on market capitalization) with lower price/book ratios and lower forecasted growth rates. The S&P 500 Index is a broad-based, unmanaged market-weighted index of 500 U.S. companies.

                                   Comparison of Annual Returns
                         ---------------------------------------------------------
                         1999   1998    1997   1996   1995   1994     1993   1992
                         -----  -----   -----  -----  -----  -----   ------  -----
Levco Composite (net)... 16.79% 15.87 % 23.00% 21.02% 32.95%  0.37 %  13.82% 14.08%
Russell 1000 Value
 Index..................  7.35  15.63   35.18  21.64  38.36  (1.98)   18.07  13.58
S&P 500 Index........... 21.04  28.58   33.36  22.96  37.58   1.30    10.06   7.62
                                                                     Since
                         1991   1990    1989   1988   1987   1986     1986
                         -----  -----   -----  -----  -----  -----   ------
Levco Composite (net)... 25.36% (3.40)% 29.21% 22.52% 12.88% 15.23 % 770.37%
Russell 1000 Value
 Index.................. 24.55  (8.08)  25.19  23.16   0.50  19.98   690.13
S&P 500 Index........... 30.45  (3.14)  31.65  16.57   5.22  18.70   920.27

--------
Past performance is not indicative of future results.

The Notes are an integral part hereof.

NOTES TO COMPARISON OF ANNUAL RETURNS

BASIS OF PRESENTATION: Richard A. Eisner & Company, LLP examined the investment performance results for the Levco composite for the years 1986 through 1995 and 1998. Ernst & Young LLP examined the investment performance results for the period 1/1/96 through 12/31/97. 1999 performance has not been examined. For the periods from 1/1/86 through 6/30/96, performance is that of Levco's predecessor.

The investment performance results have been prepared in compliance with the Association for Investment Management and Research ("AIMR") Performance Presentation Standards from January 1, 1993 through December 31, 1998. The full period is not in compliance because, for periods prior to January 1, 1993, size-weighted composite returns were calculated using end-of-period market values. AIMR has not been involved with the preparation or review of this report.

MANAGED ACCOUNTS: Levco's composite includes all accounts managed on a fully discretionary basis, including taxable and tax-exempt accounts, except: immediate family and related accounts, accounts with assets under $1,000,000, one account for which only the equity portion of the portfolio is managed, all investment partnerships of which affiliates serve as general partners and similarly managed accounts which utilize investment strategies different from the accounts included in the composite and accounts managed under a broker sponsored wrap-fee program.

CALCULATION OF PERFORMANCE: For the period from 1986 through 1989, the results shown above reflect the deduction of a 1% investment management fee payable quarterly at a rate of .25% of ending market value. This is the maximum investment management fee charged by Levco. These results do not reflect actual fees charged. For the periods from January 1, 1990, the net results shown above reflect the deduction of the actual dollar-weighted fee rate paid by all accounts in the composite. Levco has calculated the dollar-weighted fee rate by dividing the quarterly investment management fees paid by the accounts in the composite by the total composite asset value. This dollar-weighted fee rate also includes the performance fees paid by certain accounts. Inclusion of the performance-based fees does not materially affect the dollar-weighted fee rate.

FINANCIAL INFORMATION

  The consolidated revenues of Levin Management consist principally of investment management fees ("IMF Fees") based on the value of assets under management from separately managed accounts, wrap fee accounts and the Levco Partnerships, as well as incentive allocations to Levco GP from the Levco Partnerships and performance fees from certain managed accounts.

   The table below shows Levin Management's consolidated revenues and operating income for the periods indicated.

                         Revenues and Operating Income
                           (in millions) (unaudited)

                                  At December 31,
                            ---------------------------
                            1999  1998  1997     1996(a)
                            ----- ----- -----    ------
REVENUES:
Investment Management Fees
 (IMF):
Advisory..................  $30.9 $32.3 $33.6    $29.1
Wrap Accounts.............    5.2   3.6   1.2      0.0
Arbitrage.................    2.0   0.3   0.0      0.0
                            ----- ----- -----    -----
  Total IMF Fees..........   38.1  36.2  34.8     29.1
Incentive Fees and
 Allocations..............   10.3   4.3   2.8      4.7
                            ----- ----- -----    -----
  Total Fees..............   48.4  40.5  37.6     33.8
Other.....................    1.5   1.5   1.6      1.3
                            ----- ----- -----    -----
  Total Revenues..........   49.9  42.0  39.2     35.1
EXPENSES:
Salaries and Benefits.....   10.7   9.1   7.1      6.6
Bonuses (incl.
 Guaranteed)..............   16.4  13.6  10.4(c)   7.9(b)
                            ----- ----- -----    -----
  Total Compensation......   27.1  22.7  17.5     14.5
Non-Compensation
 Expenses.................    7.4   5.6   4.1      4.1
                            ----- ----- -----    -----
  Total Expenses..........   34.5  28.3  21.6     18.6
                            ----- ----- -----    -----
OPERATING INCOME(d).......  $15.4 $13.7 $17.6    $16.5
                            ===== ===== =====    =====

--------
Revenue and expense classifications for 1998 and prior years have been changed to conform to the classifications used for 1999.
(a) The information shown for 1996 includes the period before BKF's acquisition of Levco on June 28, 1996.
(b) Pro forma for agreed-upon revenue split pursuant to the bonus plan approved by shareholders in 1996.
(c) Excludes $1.6 million of non-recurring bonus expense.
(d) Operating income as shown excludes interest income, interest expense and taxes on income.

   Management fees for all periods include the fees BKF paid to Levco, which diminished substantially when BKF began liquidating its portfolio of publicly traded securities on August 19, 1999 pursuant to a plan to enhance shareholder value. BKF paid Levco $1.0 million (approximately 2% of Levco's total revenues) in fees in 1999, $1.5 million (approximately 3.6% of Levco's total revenues) in 1998, $1.5 million (approximately 3.8% of Levco's total revenues) in 1997 and $750,000 (approximately 2.1% of Levco's total revenues) for the six-month period ended December 31, 1996.

   For a more detailed discussion of Levco's financial results, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 10.

CONTRACTUAL ARRANGEMENTS

   Levco enters into investment advisory and management agreements with each of its clients. Levco bases its management fees, other than incentive allocations from the Levco Partnerships, performance-based fees and certain fixed dollar amount arrangements (generally with family members of employees), on a percentage of assets under management and scales these fees according to the size of each account. Generally, either party may terminate these agreements at any time upon written notice. In cases in which Levco serves as an adviser or sub-adviser for a mutual fund client, the mutual fund client or the investment adviser generally may terminate the relevant sub-advisory agreement on relatively short notice.

   In connection with Levco's activities as a broker-dealer, Levco maintains a contractual relationship with Correspondent Services Corp., a PaineWebber company, for clearance services. The agreement is a standard clearing agreement that either party may terminate upon 60 days prior written notice (or immediately for cause). The agreement assigns account supervisory responsibility to Levco and grants the clearing agent the authority to execute and report securities transactions for Levco's clients.

EMPLOYEES

   As of December 31, 1999, Levin Management Co., Inc. employed 82 people, including 22 investment professionals, of whom 11 were primarily portfolio managers, 7 were primarily securities analysts and 4 were traders or trading associates. The 22 investment professionals have more than 304 years of collective experience in finance, with an average of 14 years in the industry and 6 years at Levco or its predecessor. The senior investment professionals have an average of 8 years at Levco or its predecessor.

PROPERTIES

   Levco's executive offices are located at One Rockefeller Plaza, New York, New York 10020. Levco's offices currently encompass approximately 33,000 square feet and are governed by a 10-year lease, which expires in January 2008. The majority of Levco's operations are conducted at this location. Levco expanded its space to its current configuration in 1998, and we believe that its facilities are adequate for its current level of operations.

                                 RISK FACTORS
-------------------------------------------------------------------------------

   In addition to the risks contained in this document, the following risks, among others, sometimes have affected, and in the future could affect, our business, financial condition or results of operations. The risks described below are not the only ones facing our company. Additional risks not presently known to us or that we currently deem immaterial may also impact our business.

LEVCO IS DEPENDENT ON KEY PERSONNEL

   Levco is dependent on the efforts of its senior investment professionals managing the large cap value strategy and the risk arbitrage product. In particular, Levco is dependent on the efforts of Mr. John A. Levin, the chairman and chief executive officer of Baker, Fentress & Company and Levco, and Mr. Jeffrey A. Kigner, Levco's co-chairman and chief investment officer and principal portfolio manager for a majority of Levco's assets under management. The loss of Mr. Levin's or Mr. Kigner's services could have a material adverse effect on Levco because it could jeopardize its relationships with its clients and result in the loss of accounts. Similarly, Mr. Frank F. Rango and Mr. Henry L. Levin are responsible for the management of the event driven, risk arbitrage product, and the loss of their services could jeopardize relationships with clients purchasing this product and result in the loss of assets managed pursuant to the strategy.

   Levco's future success depends on its ability to retain and attract qualified personnel to conduct its investment management business. The market for qualified portfolio managers is highly competitive and has grown more so in recent years as the entire industry has experienced growth. To the extent that Levco further diversifies its products and strategies, we anticipate that it will be necessary for Levco to add portfolio managers and investment analysts. We cannot assure you that Levco will succeed in its efforts to recruit and retain the required personnel. The loss of key personnel or the inability to recruit and retain qualified personnel could have a material adverse effect on Levco's business.


  In December 1998, BKF adopted an incentive compensation plan to give Levco the ability to attract and retain talented professionals with equity-based and cash compensation. In January 2000, grants of restricted stock units and options were made under the plan to certain investment personnel and key executives. If the price of BKF stock decreases, we cannot assure you that the equity-based compensation will serve its purpose to attract and keep talented professionals. In addition, an increase in the costs of recruiting and retaining qualified personnel could have a material effect on Levco's earnings.

A DECLINE IN THE PERFORMANCE OF THE SECURITIES MARKETS COULD HAVE AN ADVERSE EFFECT ON lEVCO'S REVENUES

  Levco's operations are affected by many economic factors, including the performance of the securities markets. During recent years, unusually favorable and sustained performance of the U.S. securities markets, and the U.S. equity market in particular, has attracted substantial inflows of new investments into these markets and has contributed to significant market appreciation. This has led to an increase in Levco's assets under management and revenues. More recently, the securities markets have experienced significant volatility. Declines in the securities markets, in general, and the equity markets, in particular, would likely reduce Levco's assets under management and consequently reduce its revenues. In addition, any continuing decline in the equity markets, failure of these markets to sustain their prior rates of growth, or continued volatility in these markets could result in investors withdrawing from the equity markets or decreasing their rate of investment, either of which would likely adversely affect Levco. Levco's rates of growth in assets under management and revenues have varied from year to year, and there can be no assurance that the growth rates sustained in the past will continue. Levco is generally a "value" manager, meaning that its primary investment strategy is to invest in stocks it believes are relatively undervalued. A general decline in the performance of value securities could have an adverse effect on Levco's revenues. In addition, in recent years value stocks have underperformed other types of securities and we cannot assure you that this trend will not continue or worsen. Levco also offers an event-driven, risk arbitrage product. The failure to effect the risk arbitrage strategy in an efficient manner could likewise impact Levco's revenues.

ADVERSE INVESTMENT PERFORMANCE COULD AFFECT lEVCO'S FINANCIAL CONDITION

  Success in the investment management industry depends largely on investment performance. Good performance generally stimulates sales of services and investment products and tends to keep withdrawals and redemptions low. This generates higher management fees, which are based on the amount of assets under management and sometimes on investment performance. If Levco experiences adverse performance, this will likely result in decreased sales, decreased assets under management and the loss of accounts, with a corresponding decrease in revenue.

  Success in the investment management industry also depends on the ability of an investment manager, and third parties with whom the investment manager contracts, to successfully perform administrative, back-office and trade execution functions. A failure by Levco or a third party contracted by Levco to perform such functions could adversely impact Levco's revenues.

THE LOSS OF SIGNIFICANT ACCOUNTS COULD ADVERSELY AFFECT lEVCO'S REVENUES

  As of December 31, 1999, Levco had approximately 630 accounts (counting each wrap fee program as a single account), and its ten largest accounts (including BKF assets managed by Levco) generated approximately $23.4 million of revenues for Levco in 1999 (including incentive fees from the arbitrage product), or approximately 46.7% of Levin Management's total revenues. The loss of any of these accounts could have an adverse effect on Levco's revenues. Effective February 1, 2000, one of these accounts was terminated with a market value of approximately $418 million at the time of its termination. This termination followed a change in the fiduciary responsible for selecting investment managers for the account. In addition, Levco will not receive any fees for managing the assets of BKF, which fees generated approximately $1.0 million of revenues for Levco in 1999 and $1.5 million of revenues for Levco in 1998. Levco has no knowledge of any further terminations or withdrawals relating to these accounts.

A DECREASE IN lEVCO'S MANAGEMENT FEES, THE CANCELLATION OF INVESTMENT MANAGEMENT AGREEMENTS OR ADVERSE INVESTMENT PERFORMANCE BY THE lEVCO pARTNERSHIPS COULD ADVERSELY AFFECT LEVCO'S PROFITS

MANAGEMENT FEES

  Some segments of the investment management industry have experienced a trend toward lower management fees. Levco must maintain a level of investment returns and service that is acceptable to clients given the fees they pay. We cannot assure you that Levco will be able to maintain its current fee structure or client base. Reduction of the fees for new or existing clients could have an adverse impact on Levco's profits.

CANCELLATION OF INVESTMENT MANAGEMENT AGREEMENTS

  We expect that Levco will derive almost all of its revenue from investment management agreements. For registered investment company clients, a majority of the disinterested members of each fund's board must approve these agreements at least annually and the agreements are terminable without penalty on 60 days' notice. The agreements with Levco's separately-managed account clients generally are terminable by the client without penalty and with little or no notice. Any failure to renew, or termination of, a significant number of these agreements could have an adverse effect on Levco.

ADVERSE INVESTMENT PERFORMANCE OF THE LEVCO PARTNERSHIPS

  Through Levco GP, we also derive revenue from the Levco Partnerships' incentive allocations. Good performance by the Levco Partnerships generates higher incentive allocations because those allocations are based on the performance of the assets under management. On the other hand, relatively adverse performance will result in lower or no incentive allocations, and will tend to lead to decreased assets under management and the loss of accounts, with corresponding decreases in revenue.

LEVCO IS SUBJECT TO COMPETITION IN THE INVESTMENT MANAGEMENT BUSINESS

  The investment management business is highly competitive. Levco competes with a large number of domestic and foreign investment management firms, commercial banks, insurance companies, broker-dealers and other firms offering comparable investment services. Many of the financial services companies with which Levco competes have greater resources and assets under management than Levco does and offer a broader array of investment products and services.

  We believe that the most important factors affecting Levco's ability to attract and retain clients are the abilities, performance records and reputations of its portfolio managers, the ability to hire and retain key investment personnel, the attractiveness of investment strategies to potential investors and competitiveness in fees and investor service. Levco's ability to increase and retain client assets could be adversely affected if client accounts underperform client expectations or if key investment personnel leave Levco. Levco's ability to compete with other investment management firms also depends, in part, on the relative attractiveness of its investment philosophies and methods under prevailing market conditions. The absence of significant barriers to entry by new investment management firms in the institutional managed accounts business increases competitive pressure.

LEVCO IS DEPENDENT ON INFORMATION SYSTEMS

  Levco is highly dependent on information systems and technology and depends, to a great extent, on third parties who are responsible for managing, maintaining and updating these systems. We cannot assure you that Levco's current systems will continue to be able to accommodate its growth or that the costs of its outsourcing arrangements will not increase. The failure to accommodate growth or an increase in costs could have an adverse effect on Levco.

CONFLICTS OF INTEREST MAY ARISE AND ADVERSELY AFFECT LEVCO

  From time to time, Levco's officers, directors and employees may own securities which one or more of its clients also own. Although Levco maintains internal policies regarding individual investments by its officers, directors and employees which require them to report securities transactions and restrict certain transactions so as to minimize possible conflicts of interest, possible conflicts of interest may arise that could have adverse effects on Levco.

GOVERNMENT REGULATIONS MAY ADVERSELY AFFECT LEVCO'S BUSINESS

  Virtually all aspects of Levco's business are subject to various federal and state laws and regulations. Levco is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Investment Advisers Act imposes numerous obligations on registered investment advisers, including fiduciary, recordkeeping, operational and disclosure obligations. Levco is also registered with the Commodity Futures Trading Commission as a commodity trading advisor and a commodity pool operator and Levco GP is registered with that agency as a commodity pool operator. Levco and Levco GP are members of the National Futures Association. LEVCO Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers, Inc. and is a member of the Municipal Securities Rulemaking Board. In addition, Levco is subject to the Employee Retirement Income Security Act of 1974 and its regulations insofar as it is a "fiduciary" with respect to certain clients.

  These laws and regulations generally grant supervisory agencies and bodies broad administrative powers, including the power to limit or restrict Levco from conducting its business if it fails to comply with these laws and regulations. If Levco fails to comply with these laws and regulations, these agencies may impose sanctions, including the suspension of individual employees, limitations on business activities for specified periods of time, revocation of registration, and other censures and fines. Changes in these laws or regulations could adversely affect Levco's profitability and operations.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
               OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
-------------------------------------------------------------------------------

  The following analysis and discussion of the results of operations is based on the audited financial statements of Levin Management Co., Inc. for the years 1999 and 1998. These financial statements reflect the results of the operations of Levco and its related companies.

REVENUES

  Revenues (excluding interest income and reflecting the reclassification of commissions paid to employees as compensation expense) increased 19% from 1998 to 1999, to $49.9 million from $42.0 million. Contributing most to the increase was the rise in incentive fees from our event driven, risk arbitrage product to $10.2 million from $4.3 million, as significant contributions of capital, in conjunction with performance based appreciation, raised the assets under management in this product. The growth in assets under management in wrap fee programs increased the management fees from assets gathered through these distribution channels to $5.2 million from $3.6 million.

  Management fees from our institutional and individual managed accounts business declined for the year. This decline was primarily due to a reduction in revenues from the management of assets in the BKF portfolio, the loss of one major institutional account, and a major withdrawal from another large institutional account. Partially offsetting these losses were increases in fees from existing accounts based on significant additional contributions from two major institutional accounts and performance based appreciation in other portfolios. In addition, 1999 saw the inception of a major new institutional account.

  The increase in other revenues is primarily attributable to the increase in commissions at LEVCO Securities, Inc., Levco's broker-dealer subsidiary.

EXPENSES

  From 1998 to 1999, expenses (reflecting the reclassification of commissions paid to employees as compensation expense) increased to $34.5 million from $28.3 million, or approximately 22.1%. Non-compensation expenses rose approximately 32.5% to $7.4 million from $5.6 million. The largest factors in this rise in non-compensation expenses were Levco's share of the expenses relating to the implementation of the 1998 Baker, Fentress & Company incentive compensation plan and the increase in expenses relating to the institutional marketing effort. Other factors relating to the rise in non-compensation expenses were the increase in the depreciation expense relating to the office space taken on the 19th floor of One Rockefeller Plaza, which expense was calculated for only one quarter of 1998, and the costs associated with the implementation of a new portfolio management and trading system for accounts managed through wrap fee programs.

  It should be noted that non-compensation expenses for Levin Management Co., Inc. are expected to increase again in 2000 as the result of the assumption of certain expenses previously borne by Baker, Fentress & Company, including directors' fees, insurance expenses, and other expenses related to being a public operating company. The pro forma financial statements assume that such additional expenses will be approximately $1.4 million on an annual basis.

  The largest expense of Levin Management Co., Inc. is compensation expense, which rose approximately 19.5% in 1999, to $27.1 million from $22.7 million. A major contributor to the rise in the expenses was the increase in the number of employees from 64 to 80 during 1998. In 1999, a full year of expenses relating to these employees were incurred for the first time. In 1999, the number of employees increased to 82.

  In 1999, the board of directors of BKF established a target percentage for the amount of profits (before taxes, compensation and amortization expenses) that should be allocated to compensation. This target percentage was established with the goal of creating a structure that would allow Levco to retain key professionals and took into account the compensation structures at other investment management businesses. Under the BKF 1998 Incentive Compensation Plan, certain professionals elected to shift a portion of their cash compensation into grants of restricted stock units ("RSU") and options. This shift had the effect of reducing the financial statement compensation expense for 1999. Those employees electing to receive equity in lieu of cash forfeited their rights to the cash equivalent portion of their bonus ($1.7 million) in return for the RSU's and non-qualified options received. In return, these employees received an additional 20% of equity based on the amount exchanged. The RSU's and options require future services as a condition to the ultimate receipt of the underlying number of shares of BKF stock. The Company's policy is to expense the RSU amounts ratably over the required service period.

LIQUIDITY

  BKF's reclassification to the capital of Levin Management Co., Inc. in December 1999 of $65 million of notes from Levin Management Co., Inc. significantly enhanced Levco's liquidity and financial condition. Interest payments on the notes totaled $6,054,000 in 1999. While such interest payments will not be made in future years, the elimination of such payments will have the effect of increasing BKF's corporate taxable income. All Levco investment management fee receivables are current, and current assets increased 34% from 1998 to 1999, to $25.0 million from $18.7 million. The largest component of this increase is the rise in the incentive fee from the event driven, risk arbitrage product. The contribution to capital and the increase in profitability led to an increase in working capital to $58.3 million from $10.1 million.

                                    EXHIBITS

Levin Management Co., Inc. and Subsidiaries Consolidated Financial
 Statements for the year ended December 31, 1999                    Exhibit A

Levin Management Co., Inc. and Subsidiaries Consolidated Financial
 Statements for the year ended December 31, 1998                    Exhibit B

Baker, Fentress & Company and Subsidiaries Unaudited Pro Forma
 Consolidated Financial Statements                                  Exhibit C

                                                                      EXHIBIT A
                        REPORT OF INDEPENDENT AUDITORS

To the Stockholder of
 Levin Management Co., Inc.

  We have audited the accompanying consolidated balance sheet of Levin Management Co., Inc. and Subsidiaries as of December 31, 1999, and the related consolidated statements of income, changes in stockholder's equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Levin Management Co., Inc. and Subsidiaries at December 31, 1999, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

February 4, 2000

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1999

                             ASSETS
Current assets:
  Cash and cash equivalents...................................... $ 12,431,000
  Investment advisory and incentive fees receivable..............   12,085,000
  Prepaid expenses...............................................      290,000
  Receivable from clearing broker................................      195,000
                                                                  ------------
    Total current assets.........................................   25,001,000
                                                                  ------------
Investments in affiliated investment partnerships................    7,633,000
Fixed assets (net of accumulated depreciation of $1,533,000).....    3,154,000
Other assets.....................................................      912,000
                                                                  ------------
                                                                    11,699,000
                                                                  ------------
    Total assets................................................. $ 36,700,000
                                                                  ============
              LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Accrued expenses and accounts payable.......................... $  2,036,000
  Accrued bonuses................................................   13,111,000
  Income taxes payable...........................................      240,000
                                                                  ------------
    Total current liabilities....................................   15,387,000
Stockholder's equity (deficit):
  Common stock, $.01 par value; 1,000 shares authorized, issued
   and outstanding...............................................          --
  Additional paid-in capital.....................................   55,517,000
  Accumulated deficit............................................  (34,204,000)
                                                                  ------------
    Total stockholder's equity...................................   21,313,000
                                                                  ------------
    Total liabilities and stockholder's equity................... $ 36,700,000
                                                                  ============


                See notes to consolidated financial statements.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

                        CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1999

REVENUES
Investment advisory fees........................................... $38,019,000
Incentive fees and general partner allocations.....................  10,348,000
Commission income--net.............................................   1,419,000
Increase in equity from investments in limited partnerships........     161,000
Interest...........................................................     431,000
                                                                    -----------
Total revenues.....................................................  50,378,000
                                                                    -----------
EXPENSES
Employee compensation and benefits.................................  27,129,000
Communications and portfolio systems expense.......................   1,071,000
Occupancy and equipment rental.....................................   2,120,000
Professional, legal and accounting fees............................   1,445,000
Promotional costs..................................................   1,371,000
Other operating expenses...........................................   1,401,000
                                                                    -----------
Total expenses.....................................................  34,537,000
                                                                    -----------
Income before interest and taxes...................................  15,841,000
Interest expense...................................................   6,054,000
                                                                    -----------
Income before taxes................................................   9,787,000
Provision for taxes on income, current.............................   4,529,000
                                                                    -----------
Net income......................................................... $ 5,258,000
                                                                    ===========



                See notes to consolidated financial statements.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

      CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT)

                          YEAR ENDED DECEMBER 31, 1999

                                                                     Total
                                      Additional                 Stockholder's
                              Common   Paid-in     Accumulated       Equity
                              Stock    Capital       Deficit       (Deficit)
                              ------ ------------ -------------  -------------
Balance at beginning of
 year........................  $--   $ 55,517,000 $(104,462,000) $(48,945,000)
Reclassification of loan
 payable to equity...........   --            --     65,000,000    65,000,000
Net income...................   --            --      5,258,000     5,258,000
                               ----  ------------ -------------  ------------
Balance at end of year.......  $--   $ 55,517,000 $ (34,204,000) $ 21,313,000
                               ====  ============ =============  ============



                See notes to consolidated financial statements.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
Net income....................................................... $ 5,258,000
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Depreciation and amortization..................................     758,000
  (Increase) in investment advisory fees receivable..............  (2,789,000)
  Decrease in prepaid expense....................................     212,000
  (Increase) in receivable from clearing broker..................     (99,000)
  (Increase) in investments in affiliated investment
   partnerships..................................................  (2,750,000)
  Increase in accrued expenses and accounts payable..............     426,000
  Increase in accrued bonuses....................................   2,960,000
  (Decrease) in income taxes payable.............................     (11,000)
                                                                  -----------
Net cash provided by operating activities........................   3,965,000
                                                                  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Decrease in other assets.........................................     542,000
Fixed asset additions............................................    (925,000)
                                                                  -----------
Net cash (used in) investing activities..........................    (383,000)
                                                                  -----------
Net increase in cash and cash equivalents........................   3,582,000
Cash and cash equivalents at beginning of year...................   8,849,000
                                                                  -----------
Cash and cash equivalents at end of year......................... $12,431,000
                                                                  ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest........................................... $ 6,054,000
                                                                  ===========
Cash paid for taxes.............................................. $ 4,912,000
                                                                  ===========



                See notes to consolidated financial statements.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION

  The consolidated financial statements of Levin Management Co., Inc. (the "Company") include its wholly-owned subsidiary, John A. Levin & Co., Inc., ("LEVCO") and its two indirect subsidiaries (which are subsidiaries of LEVCO), LEVCO GP Inc. ("LEVCO GP") and LEVCO Securities, Inc. ("LEVCO Securities"). All intercompany transactions have been eliminated in consolidation.

  LEVCO is an investment advisor registered under the Investment Advisers Act of 1940 which provides investment advisory services to its clients which include U.S. and foreign corporations, mutual funds, limited partnerships, universities, pension and profit sharing plans, individuals, trusts, not-for-profit organizations and foundations. The Company also participates in Broker Consults Programs (wrap accounts) with two nationally recognized financial institutions. LEVCO Securities is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. LEVCO GP acts as the general partner of six affiliated investment partnerships and is registered with the Commodities Futures Trading Commission as a commodity pool operator.

  The Company provides all administrative support services to its subsidiaries, including, among other things, employee services, office space, equipment and administrative support.

  The Company is incorporated in the state of Delaware and is a wholly-owned subsidiary of Baker, Fentress & Company ("BKF"), a company listed on the New York Stock Exchange. BKF is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. In August 1999, the Board of Directors and shareholders of BKF adopted and implemented a Plan for Distribution of Assets (the "Plan"), pursuant to which all of BKF's investment securities, except the Company, including its subsidiaries, and two private placements were sold. The net proceeds of sale of BKF's investment securities and shares of one BKF portfolio security were distributed to BKF's shareholders in 1999 and January 2000 pursuant to the Plan. BKF has applied to the Securities and Exchange Commission for an order declaring that it has ceased to be an investment company. BKF's principal business going forward will be investment management, conducted through the Company and its subsidiaries. Upon the SEC's approval of the de-registration process, BKF will report as a public operating company reflecting the Company as a consolidated subsidiary.

  All numerical information presented in the consolidated financial statements and notes to the consolidated financial statements has been rounded to the nearest thousand dollars.

REVENUE RECOGNITION

  Generally, investment advisory fees are calculated quarterly, in arrears, and are based upon a percentage of the market value of each account at the end of the quarter. Wrap account fees are calculated quarterly in advance based upon a percentage of the market value of each account as of the previous calendar quarter end. Incentive fees, general partner allocations of income earned from affiliated investment partnerships and incentive fees from other accounts are calculated and accrued at the end of their respective contract year.

  Commissions earned on securities transactions executed by LEVCO Securities, and related expenses, are recorded on a trade-date basis.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

CASH AND CASH EQUIVALENTS

  The Company treats all highly liquid instruments with maturities at acquisition of three months or less as cash equivalents. At December 31, 1999, the Company maintained substantially all of its cash and equivalents invested in interest bearing instruments at two nationally recognized financial institutions.

INVESTMENTS IN AFFILIATED INVESTMENT PARTNERSHIPS

  Investments in affiliated investment partnerships are held through LEVCO GP and are recorded based upon the equity method of accounting. The investment amount equals the sum of LEVCO GP's capital accounts in the partnerships obtained from audited financial statements which were prepared in accordance with accounting principles generally accepted in the United States. LEVCO GP is entitled to a special allocation of income from each of the affiliated investment partnerships based on the performance of the respective partnership.

INCOME TAX

  The Company files consolidated federal and combined state and local income tax returns. The difference between the provision for income taxes and a provision computed at the statutory federal tax rate is principally due to state and local taxes.


  The provision for federal, state and local income taxes, based on an effective rate of approximately 46% of income before taxes, included in the consolidated statement of income consists of the following for the year ended December 31, 1999:

      Federal........................................................ $2,912,000
      State and local................................................  1,617,000
                                                                      ----------
                                                                      $4,529,000
                                                                      ==========

Use of Estimates

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Fixed Assets

  Furniture, fixtures, office and computer equipment and leasehold improvements are carried at cost. Depreciation of furniture, fixtures, office and computer equipment is provided on the accelerated method over the estimated useful lives of the respective assets. Leasehold improvements are amortized over the shorter of the economic life or the term of the lease.

Other Assets

  Included in other assets is a security deposit, approximately $807,000 at December 31, 1999, required pursuant to the Company's office space lease agreement. This deposit is held at a nationally recognized financial institution in the Company's name.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

2. RECEIVABLE FROM CLEARING BROKER

  LEVCO Securities acts as an introducing broker and all transactions for its customers are cleared through and carried by a major U.S. securities firm on a fully disclosed basis. LEVCO Securities has agreed to indemnify its clearing broker for losses that the clearing broker may sustain from the customer accounts introduced by LEVCO Securities. In the event a customer is unable to fulfill its contractual obligation to the clearing broker, LEVCO Securities may be exposed to off-balance sheet risk.

3. RELATED PARTY TRANSACTIONS

TERM LOAN AND OTHER BORROWING FROM BKF

  In June 1996, the Company borrowed $65,000,000 under a term loan agreement (as amended) with BKF. The loan (as amended) bore interest at 10.25% per annum during 1999. The loan was originally due on June 28, 1999 and was subsequently extended to December 15, 1999 with an interest rate of LIBOR plus 3.5%.

  On December 15, 1999, the Company's loan due to BKF matured. BKF's Board of Directors approved the reclassification of the loan to the capital of the Company. The reclassification is reflected as a reduction of the Company's accumulated deficit on the Consolidated Balance Sheet. Interest expense incurred by the Company related exclusively to the loan. On-going, the Company will not incur such expense on this loan.

INVESTMENT ADVISORY FEES FROM BKF

  LEVCO managed the publicly traded portion of BKF's investment portfolio (see
Note 1). Advisory fees earned from this relationship for the year ended December 31, 1999 were approximately $1,013,000. Because of BKF's Plan for Distribution of Assets and subsequent liquidation of the public portfolio the Company managed, which began in August 1999, the investment advisory fees received by the Company were substantially reduced.

INVESTMENTS IN AFFILIATED INVESTMENT PARTNERSHIPS AND RELATED REVENUE

  The Company earned investment advisory fees and general partner allocations (inclusive of an incentive fee) from affiliated investment partnerships of approximately $1,221,000 and $5,657,000, respectively, for the year ended December 31, 1999. Included in investment in affiliated partnerships is approximately $5.4 million of 1999 incentive allocations that the Company intends to withdraw in 2000.

  LEVCO GP has general partner liability with respect to its interest in each of the affiliated investment partnerships and has no assets other than its interest in these partnerships and certain cash and cash equivalents.

COMMISSION REVENUES

  All commission revenues reflected on the consolidated statement of income have been generated by transactions introduced to a clearing broker by LEVCO Securities, which acts as a broker for certain investment advisory accounts of the Company. Commission revenues have been presented net of the related clearing expenses.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

4. COMMITMENT

  The Company has office space obligations which require monthly payments plus escalations through January 2008. This rental obligation is guaranteed by the Company's wholly-owned subsidiary. The minimum annual rental commitments under the operating lease are as follows:

      2000......................................................... $ 1,244,000
      2001.........................................................   1,244,000
      2002.........................................................   1,264,000
      2003.........................................................   1,324,000
      2004.........................................................   1,364,000
      2005 to 2008.................................................   4,581,000
                                                                    -----------
      Total minimum payments required.............................. $11,021,000
                                                                    ===========

5. NET CAPITAL REQUIREMENT

  LEVCO Securities is subject to the Securities and Exchange Commission's Uniform Net Capital Rule (Rule 15c3-1) (the "Rule"), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At December 31, 1999, LEVCO Securities was in compliance with the Rule.

6. PENSION PLANS

  The Company maintains a target benefit pension plan covering all employees who have reached the age of 20.5 and have completed nine months of service to the Company. Contributions are made by the Company and are based on current compensation. The Company incurred an expense of $299,000 related to contributions to the plan for the year ended December 31, 1999.

  The Company has also adopted a Section 401(k) plan. All employees with six months or more of service to the Company are eligible to participate in the plan. Eligible participants may contribute up to 15% of their earnings, subject to statutory limitations. The Company may match employee contributions, up to 100%, subject to statutory limitations and, accordingly, incurred an expense of $428,000 related to contributions to the plan for the year ended December 31, 1999.

7. INCENTIVE COMPENSATION PLAN

  In December 1998, the shareholders of BKF approved an Incentive Compensation Plan ("Compensation Plan") that allows BKF and the Company to pay officers and employees a part of their compensation in restricted stock units ("RSU") and other forms of equity-based compensation, including stock options. The total number of shares of BKF common stock that may be issued under the Compensation Plan is 650,000 shares, giving effect to a reverse stock split by BKF effectuated in January 2000. In addition, the Compensation Plan permits employees to borrow amounts from the Company in order to purchase BKF stock or exercise options.

  In early 2000, the Compensation Committee of BKF ("Committee") authorized the issuance of 76,855 RSU's and 183,718 non-qualified stock options to purchase BKF shares under the Compensation Plan as a component of the fiscal 1999 year-end bonuses. Those employees electing to receive RSU's and non-qualified options forfeited their rights to the cash equivalent portion of their bonus in return for the RSU's and options received. In return, these employees received an additional 20% of equity based on the amount exchanged. The RSU's granted in exchange for a portion of the original cash bonus vest pro-rata over a two-year period beginning on December 31, 2000. The RSU's

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)

require future services as a condition to the ultimate receipt of the underlying number of shares of BKF common stock. The Company's policy is to expense these amounts ratably over the required service period. The Committee granted 183,178 non-qualified stock options to purchase BKF shares at a strike price of $13.03125 (the average market price on the date of grant). These options are exercisable in equal annual installments in December 2000 and December 2001 subject to satisfying employment conditions, with exceptions for termination due to death, retirement or a change in control of the ownership of BKF. Once the service requirement have been met, these options will remain outstanding and exercisable until the tenth anniversary of the date of grant, subject to earlier expiration upon termination of employment. In January 2000, the Committee granted an additional 103,098 non-qualified options which will expire in January 2010. These options have an exercise price of $13.03125 and vest over one to three years. In 1999, the Company did not incur any compensation expense related to the Compensation Plan.

8. IMPACT OF YEAR 2000 (UNAUDITED)

  In prior years, the Company discussed the nature and progress of its plans to become Year 2000 ready. In late 1999, the Company completed its remediation and testing of systems. As a result of those planning and implementation efforts, the Company experienced no significant disruptions in mission critical information technology and noninformation technology systems and believes those systems successfully responded to the Year 2000 date change. The Company is not aware of any material problems resulting from Year 2000 issues, either with its internal systems or the services of third parties. The Company will continue to monitor its mission critical computer applications and those of its suppliers and vendors throughout the year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.

                                                                      EXHIBIT B

                        REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

To the Stockholder of
 Levin Management Co., Inc.

  We have audited the accompanying consolidated balance sheet of Levin Management Co., Inc. and Subsidiaries as of December 31, 1998, and the related consolidated statements of income, changes in stockholder's deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Levin Management Co., Inc. and Subsidiaries at December 31, 1998, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

February 12, 1999

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1998

ASSETS
Current assets:
  Cash and cash equivalents..................................... $   8,849,000
  Investment advisory fees receivable...........................     9,296,000
  Prepaid expenses..............................................       502,000
  Receivable from broker........................................        96,000
                                                                 -------------
    Total current assets........................................    18,743,000
                                                                 -------------
Investments in affiliated investment partnerships...............     4,883,000
Fixed assets (net of accumulated depreciation of $2,186,000)....     2,987,000
Other assets....................................................     1,454,000
                                                                 -------------
                                                                     9,324,000
                                                                 -------------
    Total assets................................................ $  28,067,000
                                                                 =============
LIABILITIES AND STOCKHOLDER'S DEFICIT
Current liabilities:
  Accrued expenses and accounts payable......................... $   1,376,000
  Accrued bonuses...............................................    10,151,000
  Income taxes payable, current.................................       251,000
  Loan payable--due June 28, 1999...............................    65,000,000
                                                                 -------------
    Total current liabilities...................................    76,778,000
Accrued rent....................................................       234,000
                                                                 -------------
    Total liabilities...........................................    77,012,000
                                                                 -------------
Stockholder's deficit:
  Common stock, $.01 par value; 1,000 shares authorized, issued
   and outstanding..............................................           --
  Additional paid-in capital....................................    55,517,000
  Accumulated deficit...........................................  (104,462,000)
                                                                 -------------
    Total stockholder's deficit.................................   (48,945,000)
                                                                 -------------
    Total liabilities and stockholder's deficit................. $  28,067,000
                                                                 =============


                See notes to consolidated financial statements.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

                        CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1998

REVENUES
Investment advisory fees........................................... $35,453,000
Incentive fees and general partner allocations.....................   4,371,000
Commission income--net.............................................   1,395,000
Increase in equity in investments in limited partnerships..........     160,000
Interest...........................................................     351,000
                                                                    -----------
  Total revenues...................................................  41,730,000
                                                                    -----------
EXPENSES
Employee compensation and benefits.................................  21,984,000
Communications and portfolio systems expense.......................     621,000
Occupancy and equipment rental.....................................   1,614,000
Professional, legal and accounting fees............................     939,000
Promotional costs..................................................     867,000
Other operating expenses...........................................   1,649,000
                                                                    -----------
  Total expenses...................................................  27,674,000
                                                                    -----------

Income before interest and taxes...................................  14,056,000
Interest expense...................................................   6,391,000
                                                                    -----------
Income before taxes................................................   7,665,000
Provision for taxes on income, current.............................   3,322,000
                                                                    -----------
  Net income....................................................... $ 4,343,000
                                                                    ===========



                See notes to consolidated financial statements.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIT

                          YEAR ENDED DECEMBER 31, 1998

                                       Additional                     Total
                                Common   Paid-in    Accumulated   Stockholder's
                                Stock    Capital      Deficit        Deficit
                                ------ ----------- -------------  -------------
Balance at beginning of year..  $ --   $55,517,000 $(108,805,000) $(53,288,000)
Net income....................    --           --      4,343,000     4,343,000
                                -----  ----------- -------------  ------------
Balance at end of year........  $ --   $55,517,000 $(104,462,000) $(48,945,000)
                                =====  =========== =============  ============





                See notes to consolidated financial statements.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES
Net income....................................................... $ 4,343,000
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Depreciation and amortization..................................     370,000
  Increase in investment advisory fees receivable................  (1,239,000)
  Decrease in prepaid expenses...................................     296,000
  Decrease in receivable from broker.............................      76,000
  Increase in investments in affiliated investment partnerships..    (664,000)
  Increase in accrued expenses and accounts payable..............     913,000
  Increase in accrued bonuses....................................     417,000
  Decrease in income taxes payable...............................    (913,000)
                                                                  -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES........................   3,599,000
                                                                  -----------
Cash flows from investing activities
Increase in other assets.........................................    (172,000)
Fixed asset additions............................................  (2,700,000)
                                                                  -----------
Net cash used in investing activities............................  (2,872,000)
                                                                  -----------
Net increase in cash and cash equivalents........................     727,000
Cash and cash equivalents at beginning of year...................   8,122,000
                                                                  -----------
Cash and cash equivalents at end of year......................... $ 8,849,000
                                                                  ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest........................................... $ 6,391,000
                                                                  ===========
Cash paid for taxes.............................................. $ 4,208,000
                                                                  ===========



                See notes to consolidated financial statements.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization and Basis of Presentation

  The consolidated financial statements of Levin Management Co., Inc. (the "Company") include its wholly-owned subsidiary (John A. Levin & Co., Inc., "LEVCO") and its two indirect subsidiaries (which are subsidiaries of LEVCO), LEVCO GP Inc. ("LEVCO GP") and LEVCO Securities, Inc. ("LEVCO Securities"). All intercompany transactions have been eliminated in consolidation.

  LEVCO is an investment advisor registered under the Investment Advisers Act of 1940 which provides investment advisory services to its clients which include U.S. and foreign corporations, mutual funds, limited partnerships, universities, pension and profit sharing plans, individuals, trusts, not-for-profit organizations and foundations. LEVCO Securities is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. LEVCO GP acts as the general partner of five affiliated investment partnerships and is registered with the Commodities Futures Trading Commission as a commodity pool operator.

  The Company provides all administrative support services to its subsidiaries, including, among other things, employee services, office space, equipment and administrative support.

  The Company is incorporated in the state of Delaware and is a wholly-owned subsidiary of Baker, Fentress & Company ("BKF"), a closed-end fund listed on the New York Stock Exchange.

  All numerical information presented in the consolidated financial statements and notes to the consolidated financial statements has been rounded to the nearest thousand dollars.

 Revenue Recognition

  Generally, investment advisory fees are calculated quarterly, in arrears, and are based upon a percentage of the market value of each account at the end of the quarter. Incentive fees, general partner allocations of income earned from affiliated investment partnerships and incentive fees from other accounts are calculated at the end of their respective contract year.

  Commissions earned on securities transactions executed by LEVCO Securities, and related expenses are recorded on a trade-date basis.

 Cash and Cash Equivalents

  The Company treats all highly liquid instruments that mature within three months as cash equivalents. At December 31, 1998, the Company maintained substantially all of its cash and equivalents at one nationally recognized financial institution.

 Investments in Affiliated Investment Partnerships

  Investments in affiliated investment partnerships are held through LEVCO GP and are recorded based upon the equity method of accounting, which results in an amount equal to the sum of LEVCO GP's capital accounts in the partnerships. LEVCO GP is entitled to a special allocation of income from some of the affiliated investment partnerships.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

 Income Tax

  The Company files consolidated federal and combined state and local income tax returns. The difference between the provision for income taxes and a provision computed at the statutory federal tax rate is principally due to state and local taxes.

  The provision for federal, state and local income taxes included in the consolidated statement of income consists of the following for the year ended December 31, 1998:

      Federal........................................................ $2,005,000
      State and local................................................  1,317,000
                                                                      ----------
                                                                      $3,322,000
                                                                      ==========

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

 Fixed Assets

  Furniture, fixtures, office and computer equipment and leasehold improvements are carried at cost. Depreciation of furniture, fixtures, office and computer equipment is provided on the accelerated method over the estimated useful lives of the respective assets. Leasehold improvements are amortized over the shorter of the economic life or the term of the lease.

 Other Assets

  Included in other assets is a security deposit, approximately $807,000 at December 31, 1998, required pursuant to the Company's office space lease agreement. This deposit is held at a nationally recognized financial institution in the Company's name.

2. RECEIVABLE FROM CLEARING BROKER

  LEVCO Securities acts as an introducing broker and all transactions for its customers are cleared through and carried by a major U.S. securities firm on a fully disclosed basis. LEVCO Securities has agreed to indemnify its clearing broker for losses that the clearing broker may sustain from the customer accounts introduced by LEVCO Securities. In the event a customer is unable to fulfill its contractual obligation to the clearing broker, LEVCO Securities may be exposed to off-balance sheet risk.

3. RELATED PARTY TRANSACTIONS

 Term Loan and Other Borrowing from BKF

  The Company has borrowed $65,000,000 under a term loan agreement with BKF which is due on or before June 28, 1999. The original loan had an interest rate of 9.75% per annum. The loan restricts the Company from entering into additional borrowings and has certain covenant requirements including a fixed charge ratio (as defined). For the quarter ended September 30, 1998, the Company was in violation of the fixed charge covenant. In connection therewith, the Company amended the loan

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES agreement in which they received a waiver of the fixed charge covenant through June 28, 1999 (the term of the loan). In return, the interest rate on the loan was increased to 10.25% per annum.

 Investment Advisory Fees from BKF

  LEVCO manages the publicly traded portion of BKF's investment portfolio. Advisory fees earned from this relationship for the year ended December 31, 1998 were approximately $1,525,000.

 Investments in Affiliated Investment Partnerships and Related Revenue

  The Company earned investment advisory fees and general partner allocations (inclusive of an incentive fee) from affiliated investment partnerships of approximately $1,088,000 and $2,846,000, respectively, for the year ended December 31, 1998.

  LEVCO GP has general partner liability with respect to its interest in each of the affiliated investment partnerships and has no assets other than its interest in these partnerships.

 Commission Revenues

  All commission revenues reflected on the consolidated statement of income have been generated by transactions introduced to a clearing broker by LEVCO Securities, which acts as a broker for certain investment advisory accounts of the Company. Commission revenues have been presented net of the related clearing expenses.

4. COMMITMENT

  The Company has office space obligations which require monthly payments plus escalations through January 2008. This rental obligation is guaranteed by the Company's wholly-owned subsidiary. The minimum annual rental commitments under the operating lease are as follows:

      1999......................................................... $ 1,193,000
      2000.........................................................   1,244,000
      2001.........................................................   1,244,000
      2002.........................................................   1,264,000
      2003.........................................................   1,324,000
      Thereafter...................................................   5,945,000
                                                                    -----------
        Total minimum payments required............................ $12,214,000
                                                                    ===========

5. NET CAPITAL REQUIREMENT

  LEVCO Securities is subject to the Securities and Exchange Commission's Uniform Net Capital Rule (Rule 15c3-1) (the "Rule"), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At December 31, 1998, LEVCO Securities was in compliance with the Rule.

6. PENSION PLANS

  The Company maintains a target benefit pension plan covering all employees who have reached the age of 20.5 and have completed nine months of service to the Company. Contributions are made by the Company and are based on current compensation. The Company incurred an expense of $264,000 related to contributions to the plan for the year ended December 31, 1998.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

  The Company has also adopted a Section 401(k) plan. All employees with six months or more of service to the Company are eligible to participate in the plan. Eligible participants may contribute up to 15% of their earnings, subject to statutory limitations. The Company may match employee contributions, up to 100%, subject to statutory limitations and, accordingly, incurred an expense of $322,000 related to contributions to the plan for the year ended December 31, 1998.

7. YEAR 2000 (UNAUDITED)

  The Company could be adversely affected if the computer systems used by the Company and its service providers do not properly process and calculate date-related information relating to the Year 2000. The Company is taking steps that it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Company's other major service providers. The Company does not expect to incur any significant costs in order to address the Year 2000 problem. However, at this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

                                                                      EXHIBIT C

BAKER, FENTRESS & COMPANY AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A. REORGANIZATION

  The accompanying unaudited pro forma statements present the Unaudited Pro Forma Consolidated Statements of Financial Condition of Baker, Fentress & Company ("BKF" or the "Company") and Levin Management Co., Inc. and Subsidiaries ("LEVCO"), and the Unaudited Pro Forma Consolidated Statements of Income of LEVCO, each on a pro forma basis for the fiscal years ended December 31, 1999 and 1998. Pursuant to the BKF Plan for Distribution of Assets ("Plan") approved by BKF shareholders in August 1999, the final distribution was made on January 7, 2000. As a result, BKF became the holding company for LEVCO. BKF has no operations other than as a holding company.

  The BKF Unaudited Pro Forma Consolidated Statements of Financial Condition for the years ended December 31, 1999 and 1998 present on a pro forma basis, the Company adjusted for the liquidation of substantially all of its private and public portfolios, the distribution of cash and shares of Consolidated-Tomoka Land Company ("CTO") and the recasting of the June 1996 acquisition of LEVCO using purchase accounting, taking into account intangible assets. The equity section has been adjusted to reflect the reclassification to equity of the $65,000,000 intercompany loan that matured on December 15, 1999, as well as the 1:6 reverse stock split effectuated on January 7, 2000.

  The LEVCO Unaudited Pro Forma Consolidated Statements of Income for the years ended December 31, 1999 and 1998 present the pro forma results of operations adjusted for the decreased investment management fee revenue resulting from the liquidation of the BKF public portfolio, additional operating expenses which had been previously borne by BKF, reduction in interest expense for the reclassification of the BKF loan to equity and adjusted for the amortization expense on intangible assets based on the recasting of the June 1996 acquisition of LEVCO using purchase accounting. These statements are presented since they are representative of the Company's operations after the implementation of the Plan.

  The Company expects to de-register with the SEC as a registered investment company and will become a regular operating company subject to corporate level income taxes. While this deregistration is still in process, once approved it is expected to be retroactive to January 1, 2000.

  The following unaudited pro forma financial data does not purport to represent the results of operations or the financial position of the Company which actually would have occurred had the proposed transaction been previously consummated or project the results of operations or the financial position of the Company for any future date or period.

  The Unaudited Pro Forma Consolidated Statements of Income do not reflect the non-recurring charge relating to the change in accounting method to record the LEVCO transaction under purchase accounting. This charge will be reflected in the Company's consolidated statement of income in the first quarter following this change in accounting principle.

                           BAKER, FENTRESS & COMPANY

             UNAUDITED PRO FORMA STATEMENT OF FINANCIAL CONDITION
               (AMOUNTS IN 000, EXCEPT SHARE AND PER SHARE DATA)

                                                                    Pro forma
                                        December 31,    Pro forma  December 31,
                                            1999       adjustments     1999
                                        ------------   ----------- ------------
ASSETS:
PORTFOLIO SECURITIES:
  Investments (e)......................   $  1,000                   $ 1,000
  Investment in LEVCO..................     92,000 (c)  $  (3,695)    88,305
                                          --------                   -------
    Total investments..................     93,000                    89,305
                                          --------                   -------
  Cash and cash equivalents............    481,988 (a)   (480,058)     1,930
  Receivables and other assets.........        858                       858
                                          --------                   -------
    Total assets.......................   $575,846                   $92,093
                                          ========                   =======
LIABILITIES AND STOCKHOLDERS' EQUITY:
  Accounts payable and accrued
   liabilities.........................   $    715 (b)  $     (10)   $   705
  Accrued severance costs..............      2,003                     2,003
                                          --------                   -------
    Total liabilities..................      2,718                     2,708
                                          --------                   -------
  Common stock, $1 par value,
   authorized--60,000,000 shares;
   issued and outstanding--39,029,101
   shares; 6,504,852 shares pro forma..     39,029 (d)    (32,524)     6,505
  Capital surplus--additional paid-in
   capital.............................    463,426 (a)   (422,115)    82,880
                                                   (c)    (39,018)
                                                   (b)         10
                                                   (c)     (3,695)
                                                   (d)     32,524
                                                   (a)     51,748
  Undistributed net realized gains.....     57,943 (a)    (57,943)       --
  Other retained earnings..............     51,748 (a)    (51,748)       --
  Unrealized depreciation of
   investments.........................    (39,018)(c)     39,018        --
                                          --------                   -------
    Total stockholders' equity.........    573,128                    89,385
                                          --------                   -------
      Total liabilities and
       stockholders' equity............   $575,846                   $92,093
                                          ========                   =======

--------
(a) To record final distribution made to shareholders on January 7, 2000.
(b) To reflect reversal of advisory fee payable to LEVCO ($10).
(c) To record the retroactive effect of accounting for the LEVCO transaction under purchase accounting.
(d) To record the reverse stock split (6,504,852 shares are issued and outstanding after the reverse split).
(e) Represents investments in two private placement securities. The Company intends to liquidate these positions as appropriate and on reasonable terms.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
               (AMOUNTS IN 000, EXCEPT SHARE AND PER SHARE DATA)

                                                                    Pro forma
                                        December 31,    Pro forma  December 31,
                                            1999       adjustments     1999
                                        ------------   ----------- ------------
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents..............   $ 12,431                   $ 12,431
Investment advisory fees receivable....     12,085 (a)  $    (10)      12,075
Prepaid expenses and other current
 assets................................        485                        485
                                          --------                   --------
    Total current assets...............     25,001                     24,991
                                          --------                   --------
Investments in affiliated
 partnerships..........................      7,633                      7,633
Fixed assets--net......................      3,154                      3,154
Other assets...........................        912                        912
INTANGIBLE ASSETS:
Goodwill...............................            (b)    23,363       23,363
Employment contracts...................            (b)    23,363       23,363
Investment advisory contracts..........            (b)    70,088       70,088
Accumulated amortization...............            (b)   (49,812)     (49,812)
                                          --------                   --------
    Total assets.......................   $ 36,700                   $103,692
                                          ========                   ========
Liabilities and stockholder's equity:
Current liabilities:
Accrued expenses.......................   $  2,036                   $  2,036
Accrued bonuses........................     13,111                     13,111
Income taxes payable...................        240                        240
                                          --------                   --------
    Total liabilities..................     15,387                     15,387
                                          --------                   --------
STOCKHOLDER'S EQUITY:
Common stock, $.01 par value: 1,000
 shares authorized
 issued and outstanding................
Additional paid-in capital.............     55,517                     55,517
Retained earnings (Accumulated
 deficit)..............................    (34,204)(a)  $    (10)      32,788
                                                   (b)    67,002
                                          --------                   --------
    Total stockholder's equity.........     21,313                     88,305
                                          --------                   --------
Total liabilities and stockholder's
 equity................................   $ 36,700                   $103,692
                                          ========                   ========

--------
(a) To reverse advisory fee receivable from BKF.
(b) To record the initial acquisition by BKF under purchase accounting.

                    BAKER, FENTRESS & COMPANY AND SUBSIDIARY

       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
               (AMOUNTS IN 000, EXCEPT SHARE AND PER SHARE DATA)

                              Pro forma
                           Baker, Fentress    Pro forma Levin                        Pro forma
                              & Company     Management Co., Inc.  Intercompany     Consolidated
                          December 31, 1999  December 31, 1999   elimination (a) December 31, 1999
                          ----------------- -------------------- --------------- -----------------
ASSETS:
CURRENT ASSETS:
Cash and cash
 equivalents............       $ 1,930            $ 12,431                           $ 14,361
Investment advisory fees
 receivable.............                            12,075                             12,075
Prepaid expenses and
 other current assets...           858                 485                              1,343
                               -------            --------                           --------
    Total current
     assets.............         2,788              24,991                             27,779
                               -------            --------                           --------
NONCURRENT ASSETS:
Investments in
 affiliated
 partnerships...........                             7,633                              7,633
Fixed assets--net.......                             3,154                              3,154
Other assets............                               912                                912
Investments.............         1,000                                                  1,000
Investment in LEVCO.....        88,305                              $(88,305)             --
INTANGIBLE ASSETS:
Goodwill................                            23,363                             23,363
Employment contracts....                            23,363                             23,363
Investment advisory
 contracts..............                            70,088                             70,088
Accumulated
 amortization...........                           (49,812)                           (49,812)
                               -------            --------                           --------
    Total assets........       $92,093            $103,692                           $107,480
                               =======            ========                           ========
LIABILITIES AND
 STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Accrued expenses........       $ 2,708            $  2,036                           $  4,744
Accrued bonuses.........                            13,111                             13,111
Income taxes payable....                               240                                240
                               -------            --------                           --------
    Total liabilities...         2,708              15,387                             18,095
                               -------            --------                           --------
STOCKHOLDERS' EQUITY:
Common stock, $1 par
 value, authorized--
 60,000,000 shares;
 issued and
 outstanding--6,504,852
 shares.................         6,505                                                  6,505
Additional paid-in
 capital................        82,880              55,517          $(88,305)          50,092
Retained earnings.......                            32,788                             32,788
                               -------            --------                           --------
    Total stockholders'
     equity.............        89,385              88,305                             89,385
                               -------            --------                           --------
Total liabilities and
 stockholders' equity...       $92,093            $103,692                           $107,480
                               =======            ========                           ========

--------
(a) To eliminate the investment in LEVCO.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               (AMOUNTS IN 000, EXCEPT SHARE AND PER SHARE DATA)

                                     Year ended                   Pro forma
                                    December 31,   Pro forma     Year ended
                                        1999      adjustments December 31, 1999
                                    ------------  ----------- -----------------
REVENUES:
Investment advisory fees .........    $38,019(a)    $(1,013)        $37,006
Incentive fees and general partner
 allocations .....................     10,509                        10,509
Commission income--net ...........      1,419                         1,419
                                      -------                     ---------
    Total revenues................     49,947                        48,934
                                      -------                     ---------
EXPENSES:
Employee compensation and
 benefits.........................     27,129(a)       (664)         26,465
Occupancy & equipment rental......      2,120                         2,120
Other operating expenses..........      5,288(b)      1,408           6,696
                                      -------                     ---------
    Total expenses................     34,537                        35,281
                                      -------                     ---------
Income before interest, taxes and
 amortization.....................     15,410        (1,757)         13,653
Interest income...................        431                           431
Interest expense-BKF..............      6,054(c)     (6,054)            --
Amortization of intangibles.......           (d)     11,896          11,896
                                      -------                     ---------
Income before taxes...............      9,787                         2,188
                                      -------                     ---------
Provision for income taxes........      4,529(e)      1,833           6,362
                                      -------                     ---------
  Net income (loss)...............    $ 5,258                      $ (4,174)
                                      =======                     =========
Net (loss) per share:
  Basic and diluted...............                                 $  (0.64)(f)
                                                                  =========
Weighted average shares
 outstanding--basic and diluted...                                6,504,852 (f)
                                                                  =========

--------
(a) To adjust the advisory fee for the revenue earned by LEVCO for the management of the BKF public portfolio and the corresponding reduction in employee bonuses.
(b) To record additional operating expenses to be borne by LEVCO which had previously been borne by BKF.
(c) To reverse the interest paid to BKF on the loan, which was reclassified to LEVCO's capital.
(d) To record the amortization of the intangible assets which were recorded under the original acquisition of LEVCO by BKF.
(e) To record additional taxes for the pro forma adjustments.
(f) Basis of calculation reflects the reverse stock split (which was effectuated January 7, 2000).

                           BAKER, FENTRESS & COMPANY

             UNAUDITED PRO FORMA STATEMENT OF FINANCIAL CONDITION

               (AMOUNTS IN 000, EXCEPT SHARE AND PER SHARE DATA)

                                                                      Pro forma
                                       December 31,      Pro forma   December 31,
                                           1998         adjustments      1998
                                       ------------     -----------  ------------
ASSETS:
-------
PORTFOLIO SECURITIES:
---------------------
Unaffiliated issuers.................    $450,718   (c) $ (450,718)
Controlled affiliates other than
 LEVCO...............................      10,539   (c)     (9,539)    $ 1,000
Investment in CTO....................      70,625   (c)    (70,625)        --
Investment in LEVCO (f)..............     117,500   (e)    (22,674)     94,826
Non-controlled affiliates............      57,940   (c)    (57,940)        --
                                         --------                      -------
  Total investments..................     707,322                       95,826
                                         --------                      -------
Cash and cash equivalents............      67,331   (a)      1,912       1,930
                                                    (b)     (5,000)
                                                    (c)    (62,313)
Receivables and other assets.........       2,591   (a)     (1,733)        858
                                         --------                      -------
  Total assets.......................    $777,244                      $98,614
                                         ========                      =======
LIABILITIES AND STOCKHOLDERS' EQUITY:
-------------------------------------
Bank borrowing.......................    $  5,000   (b) $   (5,000)    $   --
Accounts payable and accrued
 liabilities.........................         922   (a)      1,786       2,708
                                         --------                      -------
  Total liabilities..................       5,922                        2,708
                                         --------                      -------
Common stock, $1 par value,
 authorized--60,000,000 shares;
 issued and outstanding--39,029,101
 shares; 6,504,852 shares pro forma..      39,029   (d)    (32,524)      6,505
Capital surplus--additional paid in
 capital.............................     463,425   (c)   (380,729)     89,401
                                                    (d)     32,524
                                                    (e)    (25,819)
Undistributed net realized gains.....       9,766   (c)     (9,766)        --
Other retained earnings..............      48,057   (a)     (1,607)        --
                                                    (c)    (46,450)
Unrealized appreciation of
 investments.........................     211,045   (c)   (214,190)        --
                                                    (e)      3,145
                                         --------                      -------
  Total stockholders' equity.........     771,322                       95,906
                                         --------                      -------
Total liabilities and stockholders'
 equity..............................    $777,244                      $98,614
                                         ========                      =======

--------
(a) To reflect the collection of receivables, reversal of advisory fee payable to LEVCO ($127), and record accrual for wind down costs relating to the Plan for Distribution of assets and partial payment thereof.
(b) To record the repayment of bank borrowing ($5,000).
(c) To record the distribution of the investment in CTO, the sale of substantially all of the portfolio securities and distribution of the net proceeds.
(d) To retroactively record the reverse stock split (which was effectuated January 7, 2000).
(e) To record the retroactive effect of accounting for the LEVCO transaction under purchase accounting.
(f) The investment in LEVCO reflects the reclassification of the loan to equity.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

               (AMOUNTS IN 000, EXCEPT SHARE AND PER SHARE DATA)

                                                                    Pro forma
                                      December 31,      Pro forma  December 31,
                                          1998         adjustments     1998
                                      ------------     ----------- ------------
ASSETS:
-------
CURRENT ASSETS:
---------------
Cash and cash equivalents...........   $   8,849                     $  8,849

Investment advisory fees
 receivable.........................       9,296   (a)      (127)       9,169
Prepaid expenses and other current
 assets.............................         598                          598
                                       ---------                     --------
  Total current assets..............      18,743                       18,616
                                       ---------                     --------
Investments in affiliated
 partnerships.......................       4,883                        4,883
Fixed assets--net...................       2,987                        2,987
Other assets........................       1,454                        1,454
INTANGIBLE ASSETS:
------------------
Goodwill............................               (c)    23,363       23,363
Employment contracts................               (c)    23,363       23,363
Investment advisory agreements......               (c)    70,088       70,088
Accumulated amortization............               (c)   (37,916)     (37,916)
                                       ---------                     --------
  Total assets......................   $  28,067                     $106,838
                                       =========                     ========
LIABILITIES AND STOCKHOLDER'S EQUITY
(DEFICIT):
------------------------------------
CURRENT LIABILITIES:
--------------------
Accrued expenses....................   $   1,610                     $  1,610
Accrued bonuses.....................      10,151                       10,151
Income taxes payable................         251                          251
Loan Payable-Baker, Fentress &
 Company............................      65,000   (b)  $(65,000)         --
                                       ---------                     --------
  Total liabilities.................      77,012                       12,012
                                       ---------                     --------
STOCKHOLDER'S EQUITY (DEFICIT):
-------------------------------
Common stock, $.01 par value: 1,000
 shares authorized issued and
 outstanding........................
Additional paid-in capital..........      55,517             --        55,517
Retained earnings (Accumulated
 deficit)...........................    (104,462)  (a)      (127)      39,309
                                                   (b)    65,000
                                                   (c)    78,898
                                       ---------                     --------
  Total stockholder's equity
   (deficit)........................     (48,945)                      94,826
                                       ---------                     --------
Total liabilities and stockholder's
 equity.............................   $  28,067                     $106,838
                                       =========                     ========

--------
(a) To reverse advisory fee receivable from BKF.
(b) To record the reclassification of the loan payable to equity.
(c) To record the initial acquisition by BKF under purchase accounting.

                    BAKER, FENTRESS & COMPANY AND SUBSIDIARY

       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

               (AMOUNTS IN 000, EXCEPT SHARE AND PER SHARE DATA)

                                               Pro forma
                              Pro forma     Levin Management                  Pro forma
                          Baker, Fentress &     Co., Inc                     Consolidated
                               Company        December 31,    Intercompany   December 31,
                          December 31, 1998       1998       elimination (a)     1998
                          ----------------- ---------------- --------------  ------------
ASSETS:
-------
CURRENT ASSETS:
---------------
Cash and cash
 equivalents............       $ 1,930          $  8,849                       $ 10,779
Investment advisory fees
 receivable.............                           9,169                          9,169
Prepaid expenses and
 other current assets...           858               598                          1,456
                               -------          --------                       --------
  Total current assets..         2,788            18,616                         21,404
                               -------          --------                       --------
NONCURRENT ASSETS:
------------------
Investments in
 affiliated
 partnerships...........                           4,883                          4,883
Fixed assets-net........                           2,987                          2,987
Other assets............                           1,454                          1,454
Investments.............         1,000                                            1,000
Investment in LEVCO.....        94,826                          $(94,826)           --
INTANGIBLE ASSETS:
------------------
Goodwill................                          23,363                         23,363
Employment contracts....                          23,363                         23,363
Investment advisory
 agreements.............                          70,088                         70,088
Accumulated
 amortization...........                         (37,916)                       (37,916)
                               -------          --------                       --------
  Total assets..........       $98,614          $106,838                       $110,626
                               =======          ========                       ========
LIABILITIES AND
STOCKHOLDERS' EQUITY
--------------------
CURRENT LIABILITIES:
--------------------
Accrued expenses........       $ 2,708          $  1,610                       $  4,318
Accrued bonuses.........                          10,151                         10,151
Income taxes payable....                             251                            251
                               -------          --------                       --------
  Total liabilities.....         2,708            12,012                         14,720
                               -------          --------                       --------
STOCKHOLDERS' EQUITY:
---------------------
Common stock, $1 par
 value, authorized--
 60,000,000 shares;
 issued and
 outstanding--6,504,852
 shares.................         6,505                                            6,505
Additional paid in
 capital................        89,401            55,517        $(94,826)        50,092
Retained earnings.......                          39,309                         39,309
                               -------          --------                       --------
  Total stockholders'
   equity...............        95,906            94,826                         95,906
                               -------          --------                       --------
Total liabilities and
 stockholders' equity...       $98,614          $106,838                       $110,626
                               =======          ========                       ========

--------
(a) To eliminate the investment in LEVCO.

                  LEVIN MANAGEMENT CO., INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

               (AMOUNTS IN 000, EXCEPT SHARE AND PER SHARE DATA)

                                                                 Pro forma
                                    Year ended                   Year ended
                                   December 31,      Pro forma  December 31,
                                       1998         adjustments     1998
                                   ------------     ----------- ------------
REVENUES:
---------
Investment advisory fees             $35,453    (a)   $(1,525)   $   33,928
Incentive fees and general
 partner allocations.............      4,531              --          4,531
Commission income--net...........      1,395              --          1,395
                                     -------                     ----------
  Total revenues.................     41,379                         39,854
                                     -------                     ----------
EXPENSES:
---------
Employee compensation and
 benefits........................     21,984    (a)      (750)       21,234
Occupancy & equipment rental.....      1,614              --          1,614
Other operating expenses.........      4,076    (b)     1,408         5,484
                                     -------                     ----------
  Total expenses.................     27,674                         28,332
                                     -------                     ----------
Income before interest, taxes and
 amortization....................     13,705           (2,183)       11,522
Interest income..................        351              --            351
Interest expense--BKF............      6,391    (c)    (6,391)          --
Amortization of intangibles......        --     (d)    11,896        11,896
                                     -------                     ----------
Income (loss) before taxes.......      7,665                            (23)
                                     -------                     ----------
Provision for income taxes.......      3,322    (e)     1,928         5,250
                                     -------                     ----------
  Net income (loss)..............    $ 4,343                     $   (5,273)
                                     =======                     ==========
Net (loss) per share:
  Basic and diluted..............                                $    (0.81)(f)
                                                                 ==========
Weighted average shares
 outstanding--basic and diluted..                                 6,504,852 (f)
                                                                 ==========

--------
(a) To adjust the advisory fee for the revenue earned by LEVCO for the management of the BKF public portfolio and the corresponding reduction in employee bonuses.
(b) To record additional operating expenses to be borne by LEVCO which had previously been borne by BKF.
(c) To reverse the interest paid to BKF on the loan, which was reclassified to LEVCO's capital.
(d) To record the amortization of the intangible assets which were recorded under the original acquisition of LEVCO by BKF.
(e) To record additional taxes for the pro forma adjustments.
(f) Basis of calculation reflects the reverse stock split (which was effectuated January 7, 2000).